EXHIBIT 10(j)

                       STOCK AWARD PLAN

     1.   PURPOSES OF PLAN.  The purposes of the Stock Award

Plan of Modine Manufacturing Company ("Modine") are as follows:



     A.   To further the growth, success and interest of the

          Company and its stockholders by enabling key

          managerial employees of the Company, who have

          responsibility for the administration of the affairs

          of the Company, to acquire shares of Modine Common

          Stock under the terms and conditions and in the

          manner contemplated by this Plan, thereby increasing

          their personal involvement in the fortunes of the

          Company; and



     B.   To enable the Company to obtain and retain the

          services of desirable key managerial employees by

          providing such employees with an opportunity to

          become owners of Modine Common Stock under the terms

          and conditions and in the manner contemplated by this

          Plan.



The term "Company" as used herein shall mean Modine and its

majority owned subsidiaries, including subsidiaries which may be created or acquired during the period of this Plan.



   2.   ADMINISTRATION OF PLAN.  This Plan shall be

administered by the Stock Option Committee consisting of three or more directors appointed by the Board of Directors of

Modine, none of whom shall be employees of the Company.  The

Committee shall interpret the Plan and to the extent and in the manner contemplated herein it shall exercise the discretion

granted to it as to the determination of who shall participate in the Plan, and how many shares shall be awarded to each

participant.  The Committee shall issue from time to time such rules and interpretations as in its judgment are necessary or appropriate in order to effectively administer the Plan.



     3.   ELIGIBLE EMPLOYEES.  Employees including officers of

the Company who the Committee determines have and exercise

management functions and responsibilities shall be eligible for participation under the Plan.  However, no member of the Board of Directors of the Company shall be eligible to participate under the Plan unless he is also an employee of the Company,

and no member of the Committee shall be eligible to participate under the Plan.



     4.   SHARES SUBJECT TO PLAN.  The Board of Directors and

the shareholders of the Company in 1985 approved a broad

Incentive Stock Plan providing for an aggregate of 1,250,000 shares of the Common Stock, $0.625 par value of Modine for

various plans adopted by the Board of Directors under such

authority.  The 1985 Incentive Stock Plan permitted the use of either authorized but heretofore unissued shares or shares

reacquired by the Company, including shares purchased on the open market.  Inasmuch as the shares of this Plan are awarded to employees without cost, Wisconsin State law requires that heretofore unissued shares may not be used but only those

shares reacquired by the Company. If shares issued pursuant hereto shall have been forfeited and returned to Modine in connection with the restrictions imposed upon such shares

pursuant to this Plan, such forfeited shares again shall become available for issuance under the Plan prior to termination of the Plan.



     5.   RESTRICTIONS.  All shares awarded pursuant to this

Plan shall be subject to the following restrictions:



     (a)  The shares may not be sold or otherwise alienated or

          hypothecated as long as they are subject to

          forfeiture provided in this Section 5.



     (b)  In the event of termination with the Company of a

          participant prior to the beginning of the third year

          after shares are awarded to him hereunder, if such

          termination is for any reason other than normal

          retirement, death, total disability or early

          retirement with the consent of Modine's Board of

          Directors or the Committee, the shares shall be

          forfeited and returned to the Company; and if such

          employment so terminates for any reason other than

          those described above more than two (2) years after

          but prior to the beginning of the seventh (7) year

          after the granting of such stock awards, the shares

          which are at the date of such termination of

          employment still subject to the restrictions imposed

          hereunder shall be forfeited and returned to the

          Company.

     (c)  In the event a participant who has been awarded

          shares hereunder terminates his employment with the

          Company because of normal retirement, death, total

          disability or early retirement with the consent of

          Modine's Board of Directors or of the Committee, the

          shares so awarded shall not be subject to forfeit and

          shall vest with the employee, or his designated legal

          representative in the event of death.



     (d)  Except as otherwise provided above, the restrictions

          imposed upon shares awarded to each participant

          hereunder shall be removed as to one-fifth of the

          aggregate number of shares awarded to him at one time

          upon the expiration of each of the second, third,

          fourth, fifth, and sixth years after his award of

          such shares hereunder.



     (e)  In the event at any time the Company is dissolved or

          is a party to a merger or consolidation in which the

          Company is not the surviving corporation, the

          restrictions provided in this Section 5 shall

          automatically cease as of the effective date of such

          dissolution, merger or consolidation, as the case may

          be.



     (f)  Notwithstanding any other terms or conditions

          contained in this Plan, the restrictions provided in

          this Section 5 shall automatically cease in the event

          of a voluntary or involuntary termination with the

          Company of a participant for any reason within a two-year period after the occurrence of a Pre-Condition described below in this subparagraph:



          "Pre-Condition" means that a person (as defined in

          Section 13(d) and 14(d)(2) of the Securities Exchange

          Act of 1934, as amended), or a corporation or other

          entity controlled by the person, has

               (i)  merged or consolidated with the Company,

              (ii)  acquired substantially all of the assets

                     of the Company, or

             (iii)  acquired securities of the Company having

                     at least 20% of the combined voting power

                     of the Company's then outstanding

                     securities,

          except in the case of a merger of another entity with

          the Company where the Company is the surviving

          corporation, the merger solely involved an

          acquisition by the Company of another business entity

          in which the Company issued its authorized but

          unissued or treasury stock to stockholders of the

          acquired entity, and over 80% of the combined voting

          power of the Company's stock after the merger is

          owned of record by stockholders of the Company prior

          to the merger.



     6.   OTHER RESTRICTIONS.  The Committee may impose such

other restrictions on any shares awarded pursuant to the Plan as it may deem advisable, including, without limitation,

restrictions under the Securities Act of 1933 or the Securities

Exchange Act of 1934, as amended, under the requirements of any stock exchange or any over-the-counter securities trading

market upon which such share or shares of the same class are then listed and under any blue sky or securities laws

applicable to such shares.



     7.   ESCROW OR LEGEND.  In order to enforce the

restrictions imposed upon shares issued hereunder, the

Committee may require any participant to enter into an Escrow

Agreement providing that the certificates representing shares issued pursuant to this Plan shall remain in the physical

custody of an escrow holder until any or all of the

restrictions imposed pursuant to this Plan have terminated and the Committee may cause a legend or legends to be placed on any certificates representing shares issued pursuant to this Plan,

which legend or legends shall make appropriate reference to the restrictions imposed hereunder.



     8.   AMENDMENTS.  This Plan may be amended at any time by

the Board of Directors of Modine, provided that no such

amendment shall increase the maximum number of shares that may be issued pursuant to the Plan except pursuant to Section 4

hereunder without the further approval of the stockholders of

Modine.



     9.   TERMINATION.  This Plan shall terminate and no further

shares shall be awarded or issued hereunder on January 16, 1995 or such earlier date as may be determined by the Committee.  The termination of this Plan, however, shall not affect any restrictions previously imposed on shares issued pursuant to this Plan.